EXHIBIT (10)(J)(2)

THIRD AMENDMENT TO LEASE AGREEMENT

THIS THIRD AMENDMENT TO AGREEMENT OF LEASE (hereinafter “Third Amendment”) is effective as of the 1st day of January, 2010 between Harleysville, Ltd., a Pennsylvania limited partnership (hereinafter “Lessor”), and Harleysville Mutual Insurance Company, a Pennsylvania insurance corporation doing business at 355 Maple Avenue, Harleysville, PA 19438 (hereinafter “Lessee”).

WITNESSETH:

WHEREAS, Lessor and Lessee entered into a Lease Agreement dated as of January 1, 1995, for all that certain parcel of land, together with buildings and improvements erected thereon as set forth in Exhibit “A” to the Lease, which was amended by an Amendment to Lease Agreement dated as of January 1, 2000, and which was further amended by the Second Amendment to Lease Agreement dated as of January 1, 2005 (collectively the “Lease”); and,

WHEREAS, Lessor and Lessee desire to amend the Lease with regard to continuing its term for another year.

NOW, THEREFORE, the parties hereto, for the mutual promises hereinafter contained, intending to be legally bound, do hereby agree as follows:

1.

Section 2 of the Lease shall be deleted in its entirety and the following substituted in its place:

“The term of this Lease shall be shall be extended for an additional year from January 1, 2010 to December 31, 2010.”

2.

All terms, conditions, and provisions of the Lease shall remain the same and are hereby ratified and confirmed, except as amended herein.

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IN WITNESS WHEREOF, the Lessor and the Lessee have set their hands and seals the day and year first above written.

Lessor: HARLEYSVILLE, LTD. BY: HARLEYSVILLE GROUP INC., General Partner

Attest:	/s/ David W. Galloway	BY:	/s/ Arthur E. Chandler
	David W. Galloway, III Vice President and Associate General Counsel		Arthur E. Chandler Senior Vice President and CFO

BY: HARLEYSVILLE PREFERRED INSURANCE COMPANY, Limited Partner

Attest:	/s/ David W. Galloway	BY:	/s/ David K. Bond
	David W. Galloway, III Assistant Secretary		David K. Bond Vice President

BY: HARLEYSVILLE WORCESTER INSURANCE COMPANY, Limited Partner

Attest:	/s/ David W. Galloway	BY:	/s/ David K. Bond
	David W. Galloway, III Assistant Secretary		David K. Bond Vice President

Lessee: HARLEYSVILLE MUTUAL INSURANCE COMPANY

Attest:	/s/ David W. Galloway	BY:	/s/ Mark R. Cummins
	David W. Galloway, III Vice President and Associate General Counsel		Executive Vice President, Chief Investment Officer & Treasurer

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